Exhibit 10.21

PROMISSORY NOTE

(Line of Credit)

$5,000,000.00	Milwaukee, Wisconsin

FOR VALUE RECEIVED and to evidence disbursements to the undersigned of sums pursuant to a certain Loan Agreement dated even date between the undersigned and the payee hereof (the “Loan Agreement”), the undersigned promises to pay to the order of ASSOCIATED BANK, NATIONAL ASSOCIATION, at its office at 401 East Kilbourn Avenue, Milwaukee, Wisconsin, the sum of Five Million Dollars ($5,000,000.00) lawful money of the United States of America, or so much as may be outstanding, together with interest on the sum owing and unpaid thereon from time to time, all in accordance with the terms, provisions, agreements and conditions of said Loan Agreement, all of which by this reference are incorporated herein as though herein set forth at length.

In the event of default, then the outstanding balance of the principal as well as the unpaid interest thereon, at the option of the holder, shall become due and payable immediately without notice regardless of the date of maturity. Failure at any time to exercise this option shall not constitute a waiver of the right to exercise the same at any other time.

All makers, endorsers, sureties and guarantors hereof waive presentment, protest, demand and notice of dishonor, and agree, that without affecting the liability of any of them, the holder may, without notice renew or extend the time for payment, accept partial payment, release or impair any collateral security for the payment of this note, or agree not to sue any party liable on it.

This Note is subject to the terms and conditions of the aforesaid Loan Agreement.

WAIVER OF JURY TRIAL: BORROWER AND BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE LOAN AGREEMENT AND TO ANY OF THE DOCUMENTS RELATING THERETO, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Executed as of the 1st day of May, 2008.

IMAGE SENSING SYSTEMS, INC.
A Minnesota corporation

By:	/s/ Gregory R. L. Smith
Gregory R. L. Smith, Treasurer and Chief Financial Officer